                                                                    EXHIBIT 99.1

                       CONSENT AND LETTER OF TRANSMITTAL

                          SWEETHEART CUP COMPANY, INC.

        OFFER TO EXCHANGE ITS [    ]% SENIOR SUBORDINATED NOTES DUE 2005
                             FOR ANY AND ALL OF ITS
               OUTSTANDING 12% SENIOR SUBORDINATED NOTES DUE 2003
                             (CUSIP NO. 870426-AA1)
                                      AND
              SOLICITATION OF CONSENTS TO THE PROPOSED AMENDMENTS
                            TO THE RELATED INDENTURE

             PURSUANT TO THE PROSPECTUS DATED                , 2003

THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 5:00 PM, NEW YORK
CITY TIME, ON [                 ], UNLESS EXTENDED BY SWEETHEART (SUCH DATE AND
TIME AS IT MAY BE EXTENDED BY SWEETHEART, THE "EXPIRATION DATE").

   THE EXCHANGE AGENT FOR THE EXCHANGE OFFER AND THE CONSENT SOLICITATION IS:

                         Wells Fargo Bank Minnesota, NA

 By registered or certified mail:        By overnight delivery:               By hand delivery:

  Wells Fargo Bank Minnesota, NA     Wells Fargo Bank Minnesota, NA     Wells Fargo Bank Minnesota, NA
         213 Court Street                   213 Court Street                   213 Court Street
            Suite 703                          Suite 703                          Suite 703
       Middletown, CT 06457               Middletown, CT 06457               Middletown, CT 06457

            Facsimile transmission (for eligible institutions only):

                                 (860) 704-6219

              For information, please call the Exchange Agent at:

                                 (860) 704-6217

     DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS, OR VIA FACSIMILE TRANSMISSION TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED IN THIS CONSENT AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE IT IS COMPLETED.

     This Consent and Letter of Transmittal must accompany a tender of notes in the exchange offer and must be used to deliver consents in the consent solicitation, except as provided below. We are offering to exchange up to
$110,000,000 aggregate principal amount of [   ]% Senior Subordinated Notes due
2005, which we refer to as the Exchange Notes, for all of our outstanding 12% Senior Subordinated Notes due 2003 on the terms set forth in the Prospectus
dated             , 2003 (the "Prospectus") and in this Consent and Letter of
Transmittal, which together are referred to as the Offer Documents. In this exchange offer and consent solicitation, for each $1,000 principal amount of notes that you validly tender before the Expiration Date, you will receive $1,000 principal amount of Exchange Notes.

     Concurrently with the exchange offer, we are soliciting consents from the holders of the notes to amend the indenture governing the notes and to execute and deliver the supplemental indenture for the notes. The proposed amendments would eliminate certain restrictive covenants and events of default that are more fully described in the Prospectus. The consent of the holders of at least a majority of the aggregate principal amount of the notes outstanding are required to amend the indenture. If the conditions to the exchange offer and consent solicitation are satisfied, we will make a payment of $10.00 per $1,000 principal amount of notes to each holder of notes that has delivered a consent prior to the Expiration Date and has not revoked that consent as permitted under the terms of the consent solicitation.

     THE EXCHANGE OFFER AND THE CONSENT SOLICITATION ARE SEPARATE MATTERS. HOWEVER, YOU CANNOT DELIVER A CONSENT WITHOUT TENDERING YOUR NOTES. IF YOU TENDER YOUR NOTES AND DO NOT INDICATE WHETHER OR NOT YOU ARE DELIVERING A CONSENT, YOU WILL BE DEEMED TO HAVE DELIVERED A CONSENT WITH YOUR TENDER. IF YOU TENDER YOUR NOTES AND DELIVER A CONSENT RELATING TO THOSE NOTES (OR DO NOT INDICATE WHETHER OR NOT YOU ARE NOT DELIVERING A CONSENT), YOUR CONSENT WILL APPLY TO THE FULL AMOUNT OF THE NOTES THAT YOU TENDERED.

     HOLDERS WHO WISH TO RECEIVE THE EXCHANGE NOTES IN THE EXCHANGE OFFER MUST VALIDLY TENDER THEIR NOTES TO THE EXCHANGE AGENT AND NOT WITHDRAW THEM BEFORE THE EXPIRATION DATE. HOLDERS WHO WISH TO RECEIVE THE CONSENT PAYMENT IN THE CONSENT SOLICITATION MUST VALIDLY DELIVER THEIR CONSENTS TO THE EXCHANGE AGENT BY THE EXPIRATION DATE AND NOT REVOKE THEIR CONSENTS PRIOR TO THE TIME AND DATE THAT SWEETHEART AND THE TRUSTEE FOR THE NOTES EXECUTE A SUPPLEMENTAL INDENTURE EFFECTING THE PROPOSED AMENDMENTS, AT WHICH TIME ALL CONSENTS WILL BECOME IRREVOCABLE.

     The exchange offer and the consent solicitation are made upon the terms and subject to the conditions and instructions set forth in the Offer Documents. Holders should carefully review the information set forth in the Offer Documents.

     If you are a beneficial owner of notes held in book-entry form (other than a direct participant through DTC), this Consent and Letter of Transmittal is being furnished to you for your information only. If you wish to participate in the exchange offer and/or the consent solicitation, you must instruct your bank, broker or other nominee to follow the required procedures in order to act on your behalf. You should receive a separate letter of instruction that you can use for these purposes.

     The Exchange Agent and The Depositary Trust Company have confirmed that the exchange offer and the consent solicitation are eligible for the DTC Automated Tender Offer Program (ATOP) as set forth in the Prospectus under "The Exchange Offer and Consent Solicitation -- Procedures for Tendering Notes." DTC participants may electronically transmit their acceptance of the offer by causing DTC to transfer their notes to the Exchange Agent in accordance with DTC's ATOP procedures for such transfer and/or may electronically deliver their consents pursuant to the consent solicitation. ACCORDINGLY, DTC PARTICIPANTS USING ATOP NEED NOT COMPLETE AND PHYSICALLY DELIVER THIS CONSENT AND LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT.

                      PLEASE COMPLETE THE FOLLOWING TABLE

     THE INSTRUCTIONS CONTAINED IN THIS CONSENT AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.

     List below the notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal.

------------------------------------------------------------------------------------------------------
                     DESCRIPTION OF THE NOTES TENDERED AND/OR CONSENTS DELIVERED
------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF HOLDER   AGGREGATE PRINCIPAL
 (PLEASE FILL IN IF BLANK)   AMOUNT OF THE NOTES       TENDER THE NOTES          DELIVER A CONSENT
------------------------------------------------------------------------------------------------------
 Name:                                                 [ ] Yes   [ ] No           [ ] Yes   [ ] No
---------------------------           $            ($ -------------------)    ($ -------------------)
                             -------------------
---------------------------                         (Cert. No. ----------)     (Cert. No. ----------)

 Address:
                             -------------------------------------------------------------------------
---------------------------                            [ ] Yes   [ ] No           [ ] Yes   [ ] No
---------------------------           $            ($ -------------------)    ($ -------------------)
                             -------------------
                                                    (Cert. No. ----------)     (Cert. No. ----------)
------------------------------------------------------------------------------------------------------

     - Notes may be tendered and consents may be delivered only in integral multiples of $1,000 principal amount of notes.

     - If notes are tendered by book-entry transfer, the full principal amount of the transferred notes should be indicated and will be deemed tendered.

     - If prior to the Expiration Date any notes are held in certificated form, holders who tender or deliver consents with respect to certificated notes must indicate the certificate number(s) and the principal amount(s) of the notes tendered or for which consents are being delivered, if less than the entire principal amount of the certificate. If no amount is specified, the entire principal amount represented by the certificate(s) will be deemed tendered and/or a consent will be deemed delivered with respect to the entire principal amount. Use a separate line for each certificate. If the space provided is inadequate, attach an additional sheet.

     - If a holder tenders notes without indicating whether or not a consent is being delivered with respect to the notes, the holder will be deemed to have delivered a consent with respect to the full amount of the notes tendered.

     - Holders who both tender notes and deliver consents with respect to those notes must deliver a consent with respect to the full amount of notes being tendered. However, a holder may elect to tender the notes without delivering a consent with respect to those notes.

THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL IN CONNECTION WITH THE TENDER OF NOTES AND DELIVERY OF CONSENTS ON OR PRIOR TO THE EXPIRATION DATE WILL CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO THE NOTES TENDERED.

     [ ] CHECK HERE IF TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.

THE UNDERSIGNED AUTHORIZES THE EXCHANGE AGENT TO DELIVER THIS CONSENT AND LETTER OF TRANSMITTAL TO SWEETHEART CUP COMPANY, INC. AS EVIDENCE OF THE UNDERSIGNED'S TENDER OF NOTES AND/OR DELIVERY OF A CONSENT TO THE PROPOSED AMENDMENTS AND THE EXECUTION AND DELIVERY OF THE SUPPLEMENTAL INDENTURE FOR THE NOTES EFFECTING THE PROPOSED AMENDMENTS, AND HEREBY DIRECTS WELLS FARGO BANK MINNESOTA, NA, AS TRUSTEE, IF APPLICABLE, TO EXECUTE AND DELIVER THE SUPPLEMENTAL INDENTURE.

[ ] CHECK HERE IF THE TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE
    FOLLOWING:

   Name of Tendering Institution
   -----------------------------------------------------------------------------

   DTC Account Number
   -----------------------------------------------------------------------------

   Transaction Code Number
   -----------------------------------------------------------------------------

HOLDERS WHOSE NOTES ARE NOT IMMEDIATELY AVAILABLE OR WHO CANNOT DELIVER THEIR NOTES AND ALL OTHER DOCUMENTS REQUIRED HEREBY TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE MAY TENDER THEIR NOTES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURES SET FORTH IN THIS CONSENT AND LETTER OF TRANSMITTAL UNDER THE CAPTION "GUARANTEED DELIVERY." (SEE INSTRUCTION 3.)

[ ] CHECK HERE IF NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Tendering Holder(s)
   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery
   --------------------------------------------------------------------

   Name of Institution which Guaranteed Delivery
   -------------------------------------------------------------------------

   Transaction Code Number
   -----------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     By execution of this Consent and Letter of Transmittal, the undersigned
acknowledges receipt of the Prospectus dated        , 2003 of Sweetheart Cup
Company, Inc. and this Consent and Letter of Transmittal, which together constitute (1) Sweetheart's exchange offer for any and all of the outstanding 12% Senior Subordinated Notes due 2003 of Sweetheart held by holders of record
as of        , 2003, upon the terms and subject to the conditions set forth in the Offer Documents, and (2) Sweetheart's solicitation of consents from holders of the notes as of the record date to the proposed amendments to the indenture governing these notes.

     Upon the terms and subject to the conditions set forth in the Offer Documents, the undersigned hereby tenders to Sweetheart the principal amount of the notes and delivers to Sweetheart consents relating to the notes as indicated in the above table captioned "Description of the Notes Tendered and/or Consents Delivered," hereby revoking (if permitted by the terms of the exchange offer and consent solicitation) any previously submitted Consent and Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the principal amount of the notes tendered with this Consent and Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, Sweetheart, all right, title and interest of the undersigned in and to the notes that are being tendered hereby and delivers a consent to the proposed amendments.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Sweetheart) with respect to such notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) present the tendered notes and all evidences of transfer and authenticity to, or transfer ownership of, such notes on the account books maintained by DTC to, or upon the order of, Sweetheart; (2) receive all benefits and otherwise exercise all rights of beneficial ownership of such notes and, if applicable, (3) deliver to Sweetheart and the trustee, this Consent and Letter of Transmittal as evidence of the undersigned's consent to the proposed amendments and as certification that the required consents to the proposed amendments duly executed by holders have been received, all in accordance with the terms of and conditions of the offer as described in the Offer Documents.

     The undersigned understands that tenders of the notes and consents may be withdrawn by a valid written notice of withdrawal received by the Exchange Agent at any time at or prior to the Expiration Date in accordance with the procedure set forth in this Consent and Letter of Transmittal (see Instruction 8 below). Any permitted withdrawals of tenders of the notes or consents may not be rescinded, and any notes so withdrawn will thereafter be deemed not validly tendered for purposes of the exchange offer; provided, however, that the withdrawn notes may again be tendered by following the procedures for tendering contained in this Consent and Letter of Transmittal. Consents may be revoked at any time until the supplemental indenture containing the proposed amendments is executed in accordance with procedures set forth in the Prospectus. The valid withdrawal of previously tendered notes will not by itself constitute a valid revocation of the holder's consent, if any, delivered with the tender of those notes. A holder must specifically provide notice of revocation of consent as indicated above.

     The undersigned understands that the exchange offer and consent solicitation is conditioned on, among other things, Sweetheart receiving tenders of at least 90% of the principal amount outstanding of the notes, consent of the holders of at least a majority of the aggregate principal amount of the notes outstanding to the proposed amendment and an amendment to the Senior Credit Facility. The undersigned understands that, upon receipt of consents from the holders of at least a majority of the aggregate principal amount of the notes outstanding: (1) Sweetheart and the trustee will execute the supplemental indenture containing the proposed amendments; (2) the consents will become irrevocable and (3) the undersigned and the other holders of the applicable notes will become bound by the terms of the supplemental indenture. However, the proposed amendments will not become effective and operative until all of the conditions to the exchange offer and consent solicitation have been satisfied after the Expiration Date, and the indentures will remain in effect, without giving effect to the proposed amendments, until the proposed amendments become effective and operative after the Expiration Date.

     The undersigned understands that tenders of the notes pursuant to any of the procedures described in the Offer Documents and acceptance thereof by Sweetheart will constitute a binding agreement between the undersigned and Sweetheart upon the terms and subject to the conditions of the Offer Documents.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the notes tendered herewith, and that when the notes are accepted for exchange by Sweetheart, Sweetheart will acquire good title to these notes, free and clear of all liens, restrictions, charges and encumbrances and that the notes are not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by Sweetheart to be necessary or desirable to complete the exchange, assignment and transfer of the notes tendered hereby. For purposes of the offer, the undersigned understands that Sweetheart will be deemed to have accepted for purchase validly tendered notes, or defectively tendered notes with respect to which Sweetheart has waived such defect, if, as and when Sweetheart gives oral or written notice of acceptance and/or waiver to the Exchange Agent, as specified under the caption "The Exchange Offer and Consent Solicitation" in the Prospectus.

     The undersigned understands that Sweetheart is not required to accept for exchange any of the notes tendered after the Expiration Date. The Expiration Date may be extended, as described in the Offer Documents.

     All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     The undersigned understands that the delivery and surrender of the notes is not effective, and the risk of loss of the notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Consent and Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in a form satisfactory to Sweetheart. ALL QUESTIONS AS TO THE FORM OF ALL DOCUMENTS AND THE VALIDITY, INCLUDING TIME OF RECEIPT, AND ACCEPTANCE OF TENDERS AND WITHDRAWALS OF THE NOTES AND DELIVERIES AND REVOCATIONS OF CONSENTS WILL BE DETERMINED BY SWEETHEART, IN ITS SOLE DISCRETION, WHICH DETERMINATION SHALL BE FINAL AND BINDING.

     Unless otherwise indicated herein under "Special Registration Instructions" or "Special Delivery Instructions" below, please (i) issue the certificates representing the Exchange Notes issued in exchange for the notes accepted for exchange, and/or (ii) return any certificates representing notes not tendered or exchanged, in the name(s) of the undersigned (or, in either such event in the case of notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please send the certificates representing the Exchange Notes issued in exchange for the notes accepted for exchange and any certificates for notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that each of the "Special Registration Instructions" and "Special Delivery Instructions" are completed, please (i) issue the certificates representing the Exchange Notes issued in exchange for the notes accepted for exchange, and (ii) return any certificates for notes not tendered or not exchanged, to and in the name(s) of the person(s) so indicated. The undersigned understands that Sweetheart has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any notes from the name of the registered Holder(s) thereof if Sweetheart does not accept for exchange any of the notes so tendered.

     Holders who wish to tender notes and (1) whose notes are not immediately available or (2) who cannot deliver their notes, this Consent and Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer and Consent Solicitation -- Procedures for Tendering Notes" and this Consent and Letter of Transaction under Instruction 3. See Instruction 2 regarding the completion of the Consent and Letter of Transmittal.

                       SPECIAL REGISTRATION INSTRUCTIONS
                           (SEE INSTRUCTIONS 6 AND 7)

To be completed ONLY if certificates for notes in a principal amount not exchanged, Exchange Notes and/or the Consent Payment are to be registered in the name of or issued to someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of the Notes Tendered and/or Consents Delivered" within this Consent and Letter of Transmittal.

Issue the notes to:

Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address: -----------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                   TAXPAYER IDENTIFICATION OR SECURITY NUMBER
          (SEE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9)

Date: ------------------------------, 2003.

Name of Account Party:

-----------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                           (SEE INSTRUCTION 6 BELOW)

                    Certain Signatures Must be Guaranteed by
                        a Medallion Signature Guarantor

--------------------------------------------------------------------------------
                          (NAME OF MEDALLION SIGNATURE
                       GUARANTOR GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER)
                         (INCLUDING AREA CODE OF FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Date: ------------------------------, 2003.

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 6, AND 7)

To be completed ONLY if certificates for notes in a principal amount not exchanged, Exchange Notes and/or the Consent Payment are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or to an address different from that shown in the box entitled "Description of the Notes Tendered and/or Consents Delivered" within the Consent and Letter of Transmittal.

Deliver:  [ ] Notes
          [ ] Exchange Notes
          [ ] Consent Payment
                             (check as applicable)

Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address: -----------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                   TAXPAYER IDENTIFICATION OR SECURITY NUMBER
          (SEE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9)

Date: ------------------------------, 2003.

                              SIGNATURE GUARANTEE
                           (SEE INSTRUCTION 6 BELOW)

                    Certain Signatures Must be Guaranteed by
                        a Medallion Signature Guarantor

--------------------------------------------------------------------------------
                          (NAME OF MEDALLION SIGNATURE
                       GUARANTOR GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER)
                         (INCLUDING AREA CODE OF FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Date: ------------------------------, 2003.

                       CONSENT AND LETTER OF TRANSMITTAL

  PLEASE SIGN HERE WHETHER OR NOT NOTES ARE BEING PHYSICALLY TENDERED HEREBY, WHETHER OR NOT CONSENTS ARE BEING PHYSICALLY DELIVERED AND WHETHER OR NOT TENDER
         IS TO BE MADE PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES.

                          IMPORTANT -- READ CAREFULLY

     The completion, execution and delivery of this consent and Letter of Transmittal at or prior to the Expiration Date will be deemed to constitute a consent to the proposed amendments.

     This Consent and Letter of Transmittal must be signed by the registered holder(s) of notes exactly as their name(s) appear(s) on certificate(s) for notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Sweetheart of such person's authority to so act. See Instruction 5 below.

                                   SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY

Dated:
------------------------, 2003

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.: (     )
------------------------

Social Security or Tax Identification No.:
------------------------

         PLEASE COMPLETE SUBSTITUTE FORM W-9 OR FORM W-8 AS APPROPRIATE

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 6 BELOW)
 IF REQUIRED, CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                             ELIGIBLE INSTITUTION)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

                           IMPORTANT TAX INFORMATION

     Under current U.S. federal income tax law, a U.S. holder who receives cash pursuant to the offer is required to provide its correct taxpayer identification number (TIN) by completing the Substitute Form W-9. If the correct TIN is not provided, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, such payments that are made to such holders with respect to the offer may be subject to backup withholding (as described below) and information reporting.

     Exempt holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Non-U.S. holders are generally exempt from these requirements and may be required to complete Form W-8BEN or appropriate other form to establish such exemption. Exempt holders, other than non-U.S. holders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the payer. Holders are urged to consult their tax advisor to determine the application of these backup withholding and information reporting requirements to them.

     If backup withholding applies, 30% of any payments pursuant to the offer paid to such holder is required to be withheld. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a credit or refund may be obtained pursuant to IRS procedures.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8BEN

     To prevent backup withholding on payments made with respect to the offer, a U.S. holder is required to notify the payer of his or her correct TIN (or the TIN of any other payee) by completing the Substitute Form W-9 below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such payee is awaiting a TIN) and to certify that (1) such holder is exempt from withholding, (2) such holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest and dividends or (3) the IRS has notified the holder that such holder is no longer subject to backup withholding (see Part 2 of Substitute Form W-9). For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. Non-U.S. holders will generally be required to complete a Form W-8BEN or appropriate other form in order to avoid backup withholding. Such form can be obtained from the Depositary.

WHAT NUMBER TO GIVE THE PAYER

     The U.S. holder is required to give the payer such holder's social security number or employer identification number. If the surrendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such holder should write "Applied For" in the space provided for in the TIN in Part 1, and sign and date the Substitute Form W-9. Notwithstanding that "Applied For" is written in Part 1, the payer will withhold on all payments made prior to the time a properly certified TIN is provided to the payer. However, such amounts will be refunded to such stockholder if a TIN is provided to the payer within sixty (60) days.

-------------------------------------------------------------------------------------------------------------------
                                   PAYER'S NAME: WELLS FARGO BANK MINNESOTA, NA
-------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE           PART I -- PLEASE PROVIDE YOUR TAXPAYER                 Social Security Number
         FORM W-9            IDENTIFICATION NUMBER IN THE BOX AT THE RIGHT                    OR
                             AND CERTIFY BY SIGNING AND DATING BELOW.           Employer Identification Number
                                                                            ---------------------------------------
                             --------------------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY   PART II -- For Payees exempt from backup withholding, see "Important Tax Information"
 INTERNAL REVENUE SERVICE    above and Guidelines for Certification of Taxpayer Identification Number on Substitute
                             Form W-9 enclosed herewith and complete as instructed therein.
                             Certifications -- Under penalties of perjury, I certify that:
    PAYER'S REQUEST FOR      (1) The number shown on this form is my correct Taxpayer Identification Number (or a
   TAXPAYER IDENTIFICATION       Taxpayer Identification Number has not been issued to me and either (a) I have
      NUMBER (TIN) AND           mailed or delivered an application to receive a Taxpayer Identification Number to
        CERTIFICATION            the appropriate Internal Revenue Service Center or Social Security Administration
                                 office or (b) I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer,
                                 30% of all reportable payments made to me shall be retained unless I provide a
                                 Taxpayer Identification Number within sixty (60) days, such amounts shall be remitted to the IRS as backup withholding and 30% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a
                                 Taxpayer Identification Number.
                             (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c)
                                 the IRS has notified me that I am no longer subject to backup withholding.
                             (3) I am a U.S. person (including a U.S. resident alien).
                             Certification Instruction -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see "Important Tax Information" above.)
                             --------------------------------------------------------------------------------------

                             Name --------------------------------------------------------------------------------
                                                                 (PLEASE PRINT)

                             Address --------------------------------------------------------------------------------
                                                               (INCLUDE ZIP CODE)

                             Signature ------------------------------------  Date ------------------------ , 2003
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING ON ANY CASH PAID TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

             INSTRUCTIONS FOR HOLDERS FORMING PART OF THE TERMS AND
              CONDITIONS OF THIS CONSENT AND LETTER OF TRANSMITTAL

     1.  EXPIRATION DATE.  The Expiration Date means 5:00 PM, New York City
time, on [          ], 2003 or any later time and date to which we extend the
offer.

     2. DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL OR BOOK-ENTRY CONFIRMATIONS. To tender notes in the offer, confirmation of a book-entry transfer of the notes into the Exchange Agent's account with DTC (or, in the case of certificated notes, if any are outstanding and tendered, certificates representing the notes), a properly completed and duly executed copy or manually signed facsimile of this Consent and Letter of Transmittal and any other documents required as provided herein must be received by the Exchange Agent at the address set forth above on this Consent and Letter of Transmittal at or prior to the Expiration Date or the procedures for guaranteed delivery described below must be followed. To deliver consents in the consent solicitation, a properly completed and duly executed copy or manually signed facsimile of this Consent and Letter of Transmittal must be received by the Exchange Agent at the address set forth above on this Consent and Letter of Transmittal at or prior to the Expiration Date. If any certificated notes are outstanding and tendered, the form entitled "Option of Holder to Elect Purchase" on the reverse of the certificate(s) must be completed.

     A holder may also tender notes that are held through DTC and deliver consents by transmitting its acceptance of the offer and/or delivering its consent through DTC's Automatic Tender Offer Program (ATOP), for which the exchange offer and consent solicitation is eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC and received by the Exchange Agent and forming part of the book-entry confirmation, which states that (1) DTC has received an express acknowledgment from each participant in DTC tendering the notes and delivering consents, (2) such participant has received the Consent and Letter of Transmittal and agrees to be bound by the terms of the Consent and Letter of Transmittal and (3) Sweetheart may enforce such agreement against such participant. DTC participants using ATOP need not complete and physically deliver this Consent and Letter of Transmittal to the Exchange Agent. Except as otherwise provided below, the delivery will be deemed made when actually confirmed by the Exchange Agent.

     The method of delivery of this Consent and Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, delivery will be deemed made only when actually received by the Exchange Agent. In all cases, sufficient time should be allowed to assure timely delivery. Beneficial owners of the notes whose notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such broker, dealer, commercial bank, trust company or other nominee promptly and instruct such person, as the holder of the notes, to execute and then timely deliver the Consent and Letter of Transmittal on behalf of the beneficial owner. NO CONSENT AND LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENTS SHOULD BE SENT TO ANY PERSON OTHER THAN THE EXCHANGE AGENT. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     3. GUARANTEED DELIVERY. If a holder desires to tender notes pursuant to the offer and (i) the procedures for book-entry transfer cannot be completed (or, in the case of certificated notes, if any are outstanding and tendered, certificate(s) representing the notes cannot be delivered) at or prior to the Expiration Date or (ii) time will not permit transmittal of an acceptance through ATOP or delivery of the Consent and Letter of Transmittal and all other required documents at or prior to the Expiration Date, the notes may nevertheless be tendered if all of the following conditions are satisfied: (1) guaranteed delivery is made by or through a firm or other entity identified in Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"), including a bank; a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings institution that is a participant in a Securities Transfer Association recognized program; (2) at or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery, facsimile transmission or overnight courier) substantially in the form provided with the Consent and Letter of Transmittal; and (3) book-entry confirmation of the transfer into the Exchange Agent's account at DTC (or, in the case of certificated notes, if any are outstanding and tendered, certificate(s) representing the notes), a properly completed and duly executed Consent and Letter of Transmittal or an Agent's Message and all other documents required by the Consent and Letter of Transmittal are received by the Exchange Agent within three business days after the date of receipt by the Exchange Agent of the Notice of Guaranteed Delivery.

     The Notice of Guaranteed Delivery may be sent by hand, fax transmission or mail to the Exchange Agent at the address of the Exchange Agent set forth above and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery.

     4. PARTIAL TENDERS AND CONSENTS. Tenders of notes pursuant to the exchange offer and delivery of consents pursuant to the consent solicitation will be accepted only in respect of principal amounts equal to integral multiples of $1,000. If any notes tendered are not accepted for payment (or, in the case of certificated notes, if any are outstanding and tendered, the principal amount of notes represented by a certificate that is not tendered), such notes will be returned to the holder by credit to its account at DTC (or, in the case of certificated notes, if any are outstanding and tendered, in the name and to the address of the undersigned as set forth above), unless otherwise provided in the "Special Delivery Instructions" box on this Consent and Letter of Transmittal (see Instruction 7), promptly after the Expiration Date.

     5. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL. The signature on this Consent and Letter of Transmittal of the DTC participant tendering the notes or delivering the consents pursuant hereto must correspond to the name of the participant set forth in the DTC position listing without any alteration, enlargement or change whatsoever (or, in the case of certificated notes, if any are outstanding and tendered, the signature(s) on this Consent and Letter of Transmittal must similarly correspond to the name of the registered holder of the notes or the name of a person to whom the notes have been transferred pursuant to transfer documentation executed by the registered holder and accompanying this Consent and Letter of Transmittal).

     6. SIGNATURE GUARANTEES. All signatures on this Consent and Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, unless (i) this Consent and Letter of Transmittal is signed by a DTC participant whose name appears on a security position listing as the owner of the notes (or, in the case of certificated notes, if any are outstanding and tendered, by the record holder of the notes, and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Consent and Letter of Transmittal has been completed) or (ii) such notes are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States or other Eligible Institution.

     7. SPECIAL REGISTRATION AND SPECIAL DELIVERY INSTRUCTIONS. Complete the "Special Registration Instructions" box if (1) certificates for notes are to be registered in the name of or issued to someone other than the person or persons whose names(s) appear in the box entitled "Name and Address of Holder" above or
(2) if the notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained at DTC other than the one designated on this Consent and Letter of Transmittal (or, in the case of certificated notes, if any are outstanding and tendered, any notes or portions thereof not tendered or not accepted for payment are to issued to a person or with an address different form that shown above). If issuance of any certificate is to be made to a different name, the taxpayer identification number of the person named must also be indicated.

     Complete the "Special Delivery Instructions" box if certificates for notes are to be sent to an to an address different from that shown in the box entitled "Name and Address of Holder" above.

     If either the "Special Registration Instructions" box or the "Special Delivery Instructions" box is completed, the signature(s) on this Consent and Letter of Transmittal must be guaranteed, unless execution is by an Eligible Institution (including a DTC participant).

     8. WITHDRAWALS OF TENDERS AND REVOCATIONS OF CONSENT. Prior to the Expiration Date, a holder may withdraw a tender of notes and consent, by delivery of a written or facsimile transmission notice of withdrawal or revocation to the Exchange Agent at its address set forth above. In order to be valid, a notice of withdrawal and/or revocation of consents must contain the name of the person who tendered notes and/or delivered the consents set forth the aggregate principal amount represented by the notes to which it relates, be signed by the holder of such notes in the same manner as the original signature on this Consent and Letter of Transmittal (including any required signature guarantee(s)) or be accompanied by a properly completed irrevocable proxy that authorizes the person that executed the notice of withdrawal or revocation to effect such withdrawal or revocation on behalf of the holder. A purported notice of withdrawal or revocation that lacks any of the required information or is dispatched to an improper address will not validly withdraw a tender or revoke a consent previously given. A holder who has delivered a notice of withdrawal of tendered notes and/or revocation of consents may thereafter deliver a new Consent and Letter of Transmittal by following the above procedures at any time prior to the Expiration Date.

     THE VALID WITHDRAWAL OF PREVIOUSLY TENDERED NOTES WILL NOT BY ITSELF CONSTITUTE A VALID REVOCATION OF THE HOLDER'S CONSENT, IF ANY, DELIVERED WITH THE TENDER OF THOSE NOTES. A HOLDER MUST SPECIFICALLY PROVIDE NOTICE OF REVOCATION OF CONSENT AS INDICATED ABOVE.

     9. WAIVERS OF CONDITIONS. Sweetheart reserves the absolute right, subject to applicable law, to amend, waive or modify the terms of the Offer Documents and the proposed amendments, as more fully described in the Prospectus.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance in filling out and delivering the Consent and Letter of Transmittal or for additional copies of the Prospectus and this Consent and Letter of Transmittal should be directed to the Exchange Agent, whose address and telephone number is set forth above. Questions relating to the terms and conditions of the exchange offer and consent solicitation should be directed to the Exchange Agent or to your broker, dealer, commercial bank or trust company.

     11. TRANSFER TAXES. Unless the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in the above table has been completed, Sweetheart will pay all transfer taxes payable in the United States (or any political subdivision thereof) applicable to the exchange of the notes in the offer, except if any such taxes are imposed for any reason other than the exchange of the notes in the offer. If the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in the above table has been completed, the amount of any transfer taxes (whether imposed on the tendering holder or on any other persons) will be payable by the tendering holder.

     12. QUESTIONS REGARDING VALIDITY, FORM, LEGALITY, ETC. All questions as to the validity, form and eligibility (including time of receipt) regarding the exchange offer and consent solicitation procedures will be determined by Sweetheart, in its sole discretion, which determination will be conclusive and binding. Sweetheart reserves the right to reject any or all tendered notes or consents that are not in proper form or the acceptance of which could, in the opinion of Sweetheart or its counsel, be unlawful. Sweetheart also reserves the right to waive any defects or irregularities in connection with deliveries of particular tendered notes or consents. Unless waived, any defects or irregularities in connection with deliveries of tendered notes or consents must be cured within such time as Sweetheart determines. None of Sweetheart, the Exchange Agent or any other person shall be under any duty to give any notification of any such defects or irregularities or waivers, nor shall any of them incur any liability for failure to give such notification. Tenders of notes and deliveries of consents will not be deemed to have been made until any defects or irregularities therein have been cured or waived. Any notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders pursuant to Sweetheart's determination, unless otherwise provided in this Consent and Letter of Transmittal as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the holders in the offer and is acting solely on the basis of directions of Sweetheart. Sweetheart's interpretation of the terms and conditions of the offer will be conclusive and binding.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS CONSENT
        AND LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     THE EXCHANGE AGENT FOR THE EXCHANGE OFFER AND CONSENT SOLICITATION IS:

                         WELLS FARGO BANK MINNESOTA, NA

                                213 Court Street
                                   Suite 703
                         Middletown, Connecticut 06457

                          Attention: Joseph O'Donnell
                           Telephone: (860) 704-6217

    Any questions regarding the terms of the exchange offer and the consent solicitation
                     may be directed to the Exchange Agent.

                                        15